SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2009
DIAS HOLDING, INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

Delaware	333-74396	58-2451191

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16630 Southfield Road, Allen Park, MI	48101

(Address of principal executive offices)	(Zip Code)
313-928-1254
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)
Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 10, 2009, DIAS Holding, Inc. issued a press release announcing its preliminary financial results for fiscal 2008. A copy of the press release is attached as Exhibit 99.1.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The Company does not undertake a duty to update the information in this Form 8-K and the Exhibit attached hereto and cautions that the information included in this Form 8-K and the Exhibit attached hereto is current only as of February 10, 2009 and may change thereafter.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Item
99.1	Press Release dated February 10, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAS HOLDING, INC. (Registrant)
Date: February 10, 2009	By: /s/ Hung-Lang Huang
Hung-Lang Huang
Chairman, Chief Executive Officer and President of DIAS HOLDING, INC.